SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2017

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Victory Park

2323 Victory Avenue, Suite 1200

Dallas, Texas 75219

(Address of Principal Executive Offices, including Zip Code)

(214) 265-0880

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s 2017 Annual Meeting of Stockholders was held on May 25, 2017 in Dallas, Texas, at which the following proposals were submitted to a vote of the Company’s stockholders:

•	The election of three Class II directors to the Company’s Board of Directors.

•	A non-binding advisory vote to approve the compensation of the Company’s named executive officers.

•	The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

•	A non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2017 and the Company’s revised proxy statement on Schedule 14A, filed with the SEC on May 5, 2017, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Class A common stock were entitled to one vote per share on all matters voted on by stockholders at the Annual Meeting. The voting results with respect to each matter voted upon are set forth below:

Board of Director Election Results

The stockholders elected each of the nominees for Class II directors to a three-year term by a majority of the votes cast.

Class II Director Nominee:	Votes For	Votes Withheld	Broker Non- Votes
Mark D. Gibson	31,778,149	528,869	70,755
George L. Miles, Jr.	31,911,188	395,830	70,755
Joe B. Thornton, Jr.	30,985,815	1,321,203	70,755

Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders approved the compensation of the Company’s named executive officers. The results of the vote included 31,804,387 votes for, 498,512 votes against, 4,119 votes abstained and 70,755 broker non-votes.

Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote included 32,162,203 votes for, 215,352 votes against, 218 votes abstained and zero broker non-votes.

Non-Binding Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved a one-year frequency for holding advisory votes on the compensation of the Company’s named executive officers. The results of the vote included 27,028,334 votes for a one-year frequency, 4,209 votes for a two-year frequency, 5,266,882 votes for a three-year frequency, 7,593 votes abstained and 70,755 broker non-votes. The one-year frequency was consistent with the recommendation of the Board of Directors. Accordingly, the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.

Dated: June 1, 2017	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer